APPENDIX A1

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the "Act"), OR UNDER ANY STATE SECURITIES LAWS. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THESE SECURITIES UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

CONVERTIBLE PROMISSORY NOTE (this "Note") of TRINITY LEARNING CORPORATION


Trinity Learning Corporation (the "Company"), a Utah corporation, for value received, hereby promises to pay to Musca Holding Limited, a company incorporated in accordance with the laws of the British Virgin Islands under Registration Number 548729 (the "Noteholder"), at c/o Rosebank Limited, 1st Floor, Bloc C, L'Estoril, Avenue Princess Grace, Monte Carlo, Monaco, or its assigns, the sum of US$ 10 000 (ten thousand United States Dollars) ("the Amount") subject to the provisions of this Note. The Amount payable in terms of this Note shall be payable at offices designated in writing by the Noteholder (unless any conversion pursuant to Section 2(a) hereof shall have occurred) upon a written notice to the Company at any time prior to the Automatic Conversion Date by the Noteholder requesting payment of the Amount and designating a date for payment of the Amount not less than 10 Business Days from the date when such notice is deemed to be given by the Noteholder to the Company in terms hereof.

The following is a statement of the rights of the holder of this Note and the conditions to which this Note is subject, and to which the holder hereof, by the acceptance of this Note, agrees:

1.   Definitions.
     ------------
     The following definitions shall apply for all purposes of this Note:

(a) "Automatic Conversion Date" shall mean the date upon which both the average closing price per share of the company on the Stock Exchange has equalled or exceeded US$2,00 (two United States Dollars) and the First Option or the First Put Option has been exercised, as the case may be. For the avoidance of doubt it shall not be required for the purposes of this Section 1(a) that both the aforementioned events occur on the same day.

                                                                     Page 2

(b) "Business Day" shall mean any day other than a Saturday, Sunday or public holiday in England;

(c) "Company" shall mean the Company as defined above and includes any corporation which shall succeed to or assume the obligations of the Company under this Note.

(d) "Change of Control Transaction" shall mean a merger, acquisition, or other business combination in which 50% (fifty per centum) or more of the Company's outstanding voting stock is transferred to different holder/s in a single transaction or a series of related transactions.

(e) "Conversion Date" shall mean the date/s on which a notice contemplated in Section 2(a) requesting conversion of all or any portion of the Initial Stock is received or deemed to be received by the Company.

(f) "Conversion Stock" shall mean the Initial Stock and the Secondary Stock being collectively a maximum of 1 000 000 (one million) fully paid shares of Common Stock of the Company to be issued to the Noteholder in terms hereof which amount of 1 000 000 (one million) is subject to any downward adjustment in terms of clause
     10.5 of the Definitive Agreement and/or Section 3(b) hereof. The number and character of shares of Conversion Stock are subject to adjustment as provided herein and the term "Conversion Stock" shall include shares and other securities and property at any time receivable or issueable upon conversion of this Note in accordance with its terms.

(g) "Definitive Agreement" shall mean the Definitive Agreement concluded by and between the Company, Danlas Limited (a company incorporated in accordance with the laws of the British Virgin
     Islands under Registration Number 548725)    and the Noteholder
     to which this note is attached as Appendix A1.

(h) "First Option" shall mean the first option as that term is defined in the Sale of Shares Agreement.


                                                                     Page 3

(i) "First Put Option" shall mean the first put option as that term is defined in the Sale of Shares Agreement.

(j) "Initial Stock" shall mean 800 000 ( eight hundred thousand) fully paid shares of Common Stock of the Company to be issued to the Noteholder at the Note Conversion Price in terms hereof and which are subject to downward adjustment pursuant to partial conversion as contemplated in Section 2(a) hereof.

(k) "Note Conversion Price" shall equal US$0,01 (one United States cent) per Conversion Stock.

(l) "Noteholder" or "holder" or similar terms shall mean when the context refers to the holder of this Note, shall mean the person who shall at the time be the registered holder of this Note.

(m) "Sale of Shares Agreement" shall mean the sale of shares agreement to be concluded by and between Danlas Limited (a company incorporated in accordance with the laws of the British Virgin Islands under Registration Number 547825) and Irca Investments (Proprietary) Limited (a company incorporated in accordance with the laws of the Republic of South Africa under Registration Number 2002/027567/07) in respect of Irca (Proprietary) Limited (a company incorporated in accordance with the laws of the Republic of South Africa under Registration Number 1986/004379/07).

(n) "Secondary Stock" shall mean 200 000 (two hundred thousand) fully paid shares of Common Stock of the Company to be issued to the Noteholder at the Note Conversion Price and which amount of 200 000 (two hundred thousand) is subject to downward adjustment in terms of clause 10.5 of the Definitive Agreement and/or
     Section 3(b) hereof.

(o) "Stock Exchange" shall mean a primary stock exchange that is subject to financial requirements for listing such as the NASDAQ Small Cap, AMEX, NASDAQ National, or the NYSE but excluding secondary exchanges such as OTC BB.




                                                                     Page 4
2.   Conversion.
     -----------
(a)  Conversion of Note.
     -------------------
     At any time prior to the Automatic Conversion Date and provided that the average of the closing price per share of the company on the Stock Exchange reported for 10 (ten) consecutive Business Days equals or exceeds US$2,00 (two United States Dollars), the First Option or the First Put Option has been exercised and the Amount has not been requested, the Noteholder shall have the right, at the holder's option, to convert the Amount into the Initial Stock at the Note Conversion Price, it being agreed that such conversion may be exercised rateably in part from time to time prior to the Automatic Conversion Date. Conversion under this Section 2 shall occur only upon written notice from the holder requesting such conversion being delivered to the principal offices of the Company.

(b)  Automatic Conversion.
     ---------------------
     On the Automatic Conversion Date and provided that the Amount shall not have been requested, this Note shall automatically and compulsorily be converted into the Conversion Stock at the Note Conversion Price. Upon the Automatic Conversion, the parties shall have no further rights or obligations to the other parties under this Note save for the obligation of the Company to deliver the Conversion Stock

3.   Issuance of Conversion Stock.
     -----------------------------

(a) As soon as practicable after any conversion of this Note, the Company, at its expense, will cause to be issued in the name of the holder of this Note certificate/s for the number of shares of Initial Stock to which the holder shall be entitled upon such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel of the Company), together with any other securities and property to which the holder is entitled upon such conversion under the terms of this Note. As soon as practicable after the conversion and issue of any of the Initial Stock, such Initial Stock shall be delivered to the Noteholder. Such conversion shall be deemed to have been made (A) under Section 2 above and (B) immediately prior to the close of business on the Conversion Date. No fractional shares will be issued upon conversion of this Note. If upon any conversion of this Note a fraction of a share would otherwise result, then, in lieu of such fractional share, the Company will pay the cash value of that fractional share, calculated on the basis of the applicable Note Conversion Price. The provisions of this Section 3(a) shall apply mutatis mutandis to the Secondary Stock upon their conversion pursuant to Section 2(b) above.

(b) Without prejudice to any of the other rights of the Company in terms of the Definitive Agreement and/or any other agreement executed in connection herewith or therewith, in the event of a breach by the Noteholder of any of the warranties in favour of the purchaser (at that term is defined in the Definitive Agreement) ("the warranties"), the Company shall be entitled, by delivering written notice to that effect to the Noteholder to require that the Secondary Stock shall be reduced by such number of the Secondary Stock as shall be determined by KPMG London Office or their successor in practice at the relevant time ("KPMG") as fair and reasonable compensation for such breach and specified in that written notice. In such event, the reduction in the number of Secondary Stock shall be regarded as discharging the seller's liability in respect of the aforementioned breach as shall be calculated by multiplying the number of Secondary Stock by the fair market value thereof. For the purposes of this Section 3(b), "fair market value" means the closing price per share of the Company on the stock exchange reported for the 10 ( ten) business days immediately preceding the date of the occurrence of the relevant event which gives rise to the breach by the Noteholder of all or any of the warranties, or if the Company is not then listed on the stock exchange, the value per share of the Company as determined by KPMG on the date of the occurrence of the relevant event which gives rise to the breach by the Noteholder of all or any of the warranties. The Company shall only be entitled to exercise its rights in terms of this Section 3(b) between the closing date and 1 November 2005.

4.   Adjustment of Number of Shares.
     -------------------------------
     The number and character of shares of Conversion Stock issuable upon any conversion of this Note (or any shares of stock or other securities or property at the time receivable or issuable upon conversion of this Note) are subject to adjustment upon the occurrence of any of the following events:

(a)  Adjustment for Stock Splits, Stock Dividends, Recapitalizations, etc.
     ---------------------------------------------------------------------
     In the event that the Company shall fix a record date after the date of this Note for the determination of holders of securities affected by any stock split, stock dividend, reclassification, recapitalization or other similar event that will, in the future, affect the number of outstanding shares of the Company's capital stock, then, and in each such case, the Noteholder, upon any conversion of this Note or any part thereof at any time after the Company shall fix the record date for such event, shall receive, in addition to the shares of Conversion Stock issuable upon any such conversion, the right to receive in respect of the Conversion Stock issuable upon such conversion the securities of the Company to which such holder would have been entitled if any such conversion had occurred immediately prior to such record date (all subject to further adjustment as provided in this Note).

(b)  Adjustment for Reorganization, Consolidation, Merger.
     -----------------------------------------------------
     In the event of any reorganization not considered a Change of Control Transaction of the Company (or any other corporation the stock or other securities of which are at the time receivable upon any conversion of this Note) after the date of this Note, or in the event, after such date, the Company (or any such corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation where such transaction is not considered a Change of Control Transaction, then, and in each such case, the Noteholder, upon any conversion of this Note (as provided in Section 2) at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon any conversion of this Note prior to such consummation, the stock or other securities or property to which such Noteholder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if any such conversion had occurred immediately prior thereto, all subject to further adjustment as provided in this Section 4, and the successor or purchasing corporation in such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to the Noteholder a supplement hereto acknowledging such corporation's obligations under this Note. In each such case, the terms of the Note shall be applicable to the shares of stock or other securities or property receivable upon any conversion of this Note after the consummation of such reorganization, consolidation, merger or conveyance.

(c)  Conversion of Stock.
     --------------------
     In the event that all of the authorized Conversion Stock of the Company is converted, pursuant to the Company's Articles of Incorporation, into other capital stock or securities or property, or the Conversion Stock otherwise ceases to exist, then the Noteholder, upon any conversion of this Note at any time after the date on which the Conversion Stock is so converted or ceases to exist (the "Termination Date"), shall receive, in lieu of the number of shares of Conversion Stock that would have been issuable upon any such conversion immediately prior to the Termination Date (the "Former Number of Shares of Conversion Stock"), the stock and other securities and property to which such Noteholder would have been entitled to receive upon the Termination Date if any such conversion had occurred with respect to the Former Number of Shares of Conversion Stock immediately prior to the Termination Date (all subject to further adjustment as provided in this Note).

(d)  Notice of Adjustments.
     ----------------------
     The Company shall promptly give written notice of each adjustment or readjustment of the number of shares of Conversion Stock or other securities issuable upon any conversion of this Note, by notice to the Noteholder at its address as shown below. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

(e)  No Change Necessary.
     --------------------
     The form of this Note need not be changed because of any adjustment in the number of shares of Conversion Stock issuable upon any conversion.


(f)  Rights Offering.
     ----------------
     In the event that the Company shall fix a record date for the determination of holders of securities to elect and accept any rights offers of securities, the Noteholder, upon any conversion of this Note at any time after the company shall fix the record date for such offers, shall receive, in addition to the shares of Conversion Stock issuable upon any conversion, the right to receive the securities of the Company to which such holder would have been entitled if any such conversion had occurred immediately prior to such record date (all subject to further adjustment as provided in this Note) and the Noteholder had accepted such rights offering.

(g)  Share Registration.
     -------------------
     In the event of a share registration, the Noteholder shall have registration rights in respect any of the Conversion Stock converted in terms hereof ranking pari passu with the registration rights of other shareholders of the Company.

5.   Fully Paid Shares.
     ------------------
     All shares of Conversion Stock issued upon any conversion of this Note shall be validly issued, fully paid and non-assessable.

6.   No Rights or Liabilities as Shareholder.
     ----------------------------------------
     This Note does not by itself entitle the Noteholder to any voting rights or other rights as a shareholder of the Company. In the absence of any conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the holder, shall cause such holder to be a shareholder of the Company for any purpose.

7.   Corporate Action; No Impairment.
     --------------------------------
     The Company will not, by amendment of its Articles of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, repurchase of securities, sale of assets or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Noteholder under this Note against wrongful impairment.

8.   Default.
     --------
     Each of the following shall constitute an event of default ("Event of Default") under this Note:

(a)  Default in Payment.
     -------------------
     If the Company fails to make any payment due and payable under the terms of this Note, and such payment shall not have been made within 10 (ten) days of Company's receipt of Noteholder's written notice to Company of such failure to pay;

(b)  Voluntary Bankruptcy or Insolvency Proceedings.
     -----------------------------------------------
     If the Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of any of its creditors, (iii) be dissolved or liquidated in full or in part, suspend its normal business operations or otherwise fail to continue to operate its business in the ordinary course, (iv) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it or (v) take any action for the purpose of effecting any of the foregoing;

(c)  Involuntary Bankruptcy or Insolvency Proceedings.
     -------------------------------------------------
     If proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced, and an order for relief entered or such proceeding shall not be dismissed or discharged within 60 (sixty) days of commencement;

(d)  Failure to List.
     ----------------
     If the Company fails to list on the Stock Exchange prior to 30
     December 2005.

(e)  Conversion Failure.
     -------------------
     If the Company fails to give effect to any rights of conversion afforded to the Noteholder in terms hereof and fails to remedy this within a reasonable period after receiving written notice from the Noteholder to do so, provided that any Voluntary Liquidation Proceedings implemented for the purposes of reconstruction or reorganization of the Company in circumstances which or the effect of which are not prejudicial to the Noteholder shall not constitute an Event of Default for the purposes of this Section 8.

     In the event of an Event of Default under this Section 8, the Noteholder shall, in addition to any other remedies allowed by law, by written notice to the Company, be entitled to accelerate the Amount. Waiver of any Event of Default will not constitute a waiver of any other or subsequent Event of Default.

9.   Waiver and Amendment.
     ---------------------
     ANY PROVISION OF THIS NOTE MAY BE AMENDED, WAIVED, MODIFIED,
     DISCHARGED OR TERMINATED SOLELY UPON THE WRITTEN CONSENT OF BOTH THE COMPANY AND THE NOTEHOLDER.

10.  Assignment; Binding upon Successors and Assigns.
     ------------------------------------------------
     The Company may not assign any of its obligations hereunder without the prior written consent of the Noteholder which consent shall not unreasonably be withheld. The terms and conditions of this Note shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties.

11.  Waiver of Notice; Attorneys' Fees.
     ----------------------------------
     The Company and all endorsers of this Note hereby waive notice, demand, notice of non payment, presentment, protest and notice of dishonor. If any action at law or in equity is necessary to enforce this Note or to collect payment under this Note, the Noteholder shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which it may be entitled. The Noteholder will be entitled to recover its costs of suit, regardless of whether such suit proceeds to final judgment.

12.  Construction of Note.
     ---------------------
     The terms of this Note have been negotiated by the Company, the Noteholder and their respective attorneys and the language hereof will not be construed for or against either Company or the Noteholder. Unless otherwise explicitly set forth, a reference to a Section will mean a Section in this Note. The titles and headings herein are for reference purposes only and will not in any manner limit the construction of this Note which will be considered as a whole.

13.  Notices.
     --------
     Any notice or other communication required or permitted to be given under this Note shall be in writing, shall be delivered by hand or overnight courier service, or by facsimile, and will be deemed given upon delivery, if delivered personally, will be deemed given one business day after deposit with a national courier service for overnight delivery, or will be deemed given one business day after transmission by facsimile with confirmation of receipt, to the following addresses:

     If to the Noteholder:         c/o Rosebank Limited
                                   1st Floor, Bloc C
                                   L'Estoril, Avenue Princess Grace
                                   Monte Carlo, MONACO

     Telelfacsimile Number:        09377 9325 6270

     If to Company:                1831 Second Street
                                   Berkeley
                                   California
                                   94710

     Telefacsimile Number:         091 510 540 9313

     or to such other address as may have been furnished by either party to the other in writing pursuant to this Section 14, except that notices of change of address shall only be effective upon receipt.

14.  Governing Law.
     --------------
     This Note shall be governed by and construed under the internal laws of the United States of America and the State of Utah as applied to agreements among Utah residents entered into and to be performed entirely within Utah, without reference to principles of conflict of laws or choice of laws.

15.  Counterparts.
     -------------
     This Note may be signed in any number of separate counterparts, including facsimile counterparts, each of which when signed and delivered shall be an original, but all counterparts shall together constitute one and the same instrument.

16.  Price Adjustments.
     ------------------
     It is recorded that the Company presently only has ordinary shares of no par value in its issued share capital. Accordingly if the ordinary shares in the Company are consolidated or subdivided at any time, the applicable numbers of such shares in the purchaser for the purposes of this Note and the applicable closing price per share of the Company on the Stock Exchange for the purposes of this Note, shall be adjusted accordingly and if any disagreement occurs in relation to such adjustment, the result of the adjustment shall be certified correct by the Company's auditors at the relevant time. and the decision of such auditors, acting as experts and not as arbitrators, shall be final and binding on the Company and the Noteholder in the absence of any manifest error in calculation.

IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name as of the date below.



                              TRINITY LEARNING CORPORATION

                              __________________________________
                              who warrants being duly authorized hereto

Date: ____________

AGREED TO AND ACCEPTED BY:
MUSCA HOLDING LIMITED



__________________________________
who warrants being duly authorized hereto
Date: ____________